Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements on Form S-8 of our report dated February 23, 2024, relating to the consolidated financial statements of Blackstone Inc. and subsidiaries (“Blackstone”) and the effectiveness of Blackstone’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Blackstone for the year ended December 31, 2023:

•	Registration Statement No. 333-270007 (Blackstone Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-263058 (Blackstone Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-253660 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-236788 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8.

•	Registration Statement No. 333-230020 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8.

•	Registration Statement No. 333-223346 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-216225 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-209758 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-202359 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-194234 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-186999 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-179775 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-172451 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-165115 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-157635 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

•	Registration Statement No. 333-143948 (The Blackstone Group Inc. Amended and Restated 2007 Equity Incentive Plan) on Form S-8

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 23, 2024